Exhibit 99.1

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements. All forward-looking statements involve risks and uncertainties, including, without limitation, the risks detailed in the Company’s filings and reports with the Securities and Exchange Commission. Such statements are only predictions, and actual events or results may differ materially from those projected. NYSE:CMN April 15, 2015 / Investor Presentation

2 $524 Cantel Medical is the NYSE leader in Infection Prevention & Control (IP&C) MILLION1 1 Sales for the last twelve months ended January 31, 2015.

~$6B Sources of strength 3 Only pure-play in the growing $50B global IP&C market with existing businesses in addressable markets of Government / industry focus on IP&C is a growth driver, shielding our markets from weak economic cycles We lead Strong financial performance for more than Proven expertise in identifying, executing and integrating acquisitions in every major category where we compete 10 YEARS 26 ACQUISITIONS since 2000

Mission Statement 4 Cantel Medical is dedicated to delivering innovative IP&C products and services for patients, caregivers, and other healthcare providers, which improve outcomes and help save lives. 3 Understand customer needs and deliver novel solutions 4 Operate in teams with accountability and a sense of urgency 1 Treat all people with respect, embracing diversity 2 Operate with integrity and ethics and comply with all regulations Values Purpose

1,800 Dedicated Global Employees 5 Cantel Medical Facilities 40 locations in North America Netherlands Singapore China United Kingdom Italy Italy

Leadership position in critical IP&C markets 6 Endoscopy Automated endoscope reprocessing systems and procedural disposable products Water Purification & Filtration Water purification systems for dialysis facilities as well as sterilants and filtration products Healthcare Disposables Branded portfolio of IP&C disposable products and sterility assurance products Dialysis Hemodialysis dialyzer reprocessing systems Performance $524M in sales and $99M in EBITDAS for last 12 months1 5-year Sales CAGR of 14%2 5-year EBITDAS CAGR of 18%2 5-year EPS CAGR of 20%2 73% recurring sales2 0.7x leverage on balance sheet3 $0.10 per share annual dividend4 1 Last twelve months ended January 31, 2015. 2 As reported for FYE 7/31/2009 through 7/31/2014. 3 Net debt to LTM EBITDAS as of January 31, 2015. 4 Effective January 2015.

Three Synergistic Segments 7 Endoscopy Water Purification & Filtration Healthcare Disposables Endoscopy Reprocessing & Procedure Room Products Medical & Life Science Water Purification & Filters Dental, Hospital, Sterility Assurance Chemistries, Manufacturing, Regulatory, R&D, HR, International Infrastructure, Supply Chain

Well-Balanced Portfolio: Three Major Segments 8 Last 12 Months Ended January 31, 2015 Reported EBITDAS = $98.6M2 “All Other” includes Specialty Packaging Products. 1 Before allocation of corporate expenses of ~$17.7M. 2 Earnings Before Interest, Taxes, Depreciation, Amortization, Stock Compensation Expense and (Gain)/Loss on Disposal of Fixed Asset. The effect of rounding may create minor data variances. Endoscopy $217.1 Water Purification & Filtration $163.8 Healthcare Disposables $105.4 Dialysis $30.8 All Other $6.6 Net Sales: $523.7M Endoscopy $33.6 Water Purification & Filtration $28.4 Healthcare Disposables $19.3 Dialysis , $6.7 All Other $1.5 Operating Income: $ 89.5M 1

Long-term growth & margin expansion 9 Strong cash flow funds acquisition program with modest leverage 12% 11.4% 14% 13.8% 13% 12.8% 16.2% 17.3% 14.7% 18.6% 19.9% 19.6% EBITDAS MARGIN CAGR: ’03-’14 16% 21% * FY’11 Net Debt includes $98M in debt assumed on the first day of fiscal year 2012 upon closing of the Byrne Medical acquisition. $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 FY'03 FY'04 FY'05 FY'06 FY'07 FY'08 FY'09 FY'10 FY'11* FY'12 FY'13 FY'14 $ Millions Net Sales EBITDAS Net Debt (Cash)

Sustainable growth strategy 10 Market Expansion Strategic Acquisitions New Products CONTINUOUS IMPROVEMENT

Market expansion: Significant global investment in Sales & Marketing 11 Total S&M spending more than doubled over last 5 years Endoscopy expansion complete Water and HC disposable teams expanding Significant Growth of US Direct Sales Team Accelerating investments Go-direct in UK, Germany, Italy and China International Sales & Marketing OR, central sterile, physicians offices, GI–Adenoma detection, etc. Expansion into New Market Segments

New Products: Accelerated Investments in R&D Pipeline 12 Product development has grown by more than 2.5x over the last five years Broadest range of endoscope reprocessors (AERs) Now launching 3 new AER platforms Expanding procedural room product lines Endoscopy Portfolio Development of higher margin liquid chemical germicides – Rapicide PA, Rapicide OPA/28 Chemistry Portfolio Now launching three new water purification systems with heat disinfection technology Novel filtration product development Water Purification & Filtration Portfolio Unique Sure-Check® pouch, Secure Fit™ masks New sterility assurance monitoring products Healthcare Disposables Portfolio

Strategic acquisitions: Investing in all core segments & international capabilities

CANTEL MEDICAL

Proven ability to integrate, leverage & grow acquired businesses

Endoscopy

- Byrne Medical, PuriCore (UK), IMS (Italy)
- New products, new markets, manufacturing expansion & international presence

International

- PuriCore (UK) becomes Cantel Medical (UK)
- IMS (Italy) becomes Cantel Medical (Italy)

Water Purification & Filtration

- Gambro, Siemens, Pure Water Solutions
- New technology, customer relationships & geographic footprint

Healthcare Disposables Portfolio

- ConFirm Monitoring, SPS Medical, DentaPure
- Created leading sterility assurance monitoring platform and now dental waterline disinfection

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Long Term Growth Drivers: Endoscopy 14 Colorectal cancer is a leading global cause of death, driving worldwide screening and treatment efforts Improved adenoma detection rates will accelerate colonoscopy procedures LARGE AND GROWING GLOBAL ADDRESSABLE MARKET TOTALING OVER $4 BILLION Single-shot AERs drive continued high-margin chemistry growth Dedicated US Sales and Service team a key differentiator New product development and acquisition opportunities Recent European acquisitions provide great expansion opportunities Go-direct international implementations in the UK, Italy, Germany and China

Long Term Growth Drivers: Water Purification & Filtration 15 End-Stage Renal Disease patient demographics drive de novo clinic build in the US Market adoption of heat-based water disinfection technology Improved IP&C standards for dialysis patients, labor savings to facility operators Upgrade opportunity: 6,000 US clinics today, majority use old technology New opportunities in filtration and chemical sterilants Launch of new Revox Sterilization System New product development, international growth and acquisitions

Long Term Growth Drivers: Healthcare Disposables 16 Sterility assurance category adds high-growth, higher-margin platform and call point in hospital channel Innovative high-margin face masks/pandemic preparedness International growth opportunities Rapicide OPA/28 launched in the United States, now launching in international markets DentaPure Waterline Disinfection System adds new growth category LEADING BRANDED PLAYER IN THE US DENTAL MARKET New product development and acquisition opportunities

CANTEL MEDICAL

Experienced executive team


Andrew A. Krakauer
Chief Executive Officer
Jorgen B. Hansen
President & Chief Operating Officer
Seth M. Yellin
Sr. Vice President Corporate Development
Eric W. Nodiff
Exec. Vice President General Counsel
Chris Geschickter
Vice President Human Resources
Peter G. Clifford
Exec. Vice President Chief Financial Officer
Steven C. Anaya
Sr. Vice President Chief Accounting Officer
Javier Henao
EVP, International
Jorgen B. Hansen
President Medivators
Paul Helms
EVP, Operations Medivators
Craig Smith
SVP, Regulatory Affairs & QA
Gary Steinberg
President & CEO Crosstex
Curtis Weitnauer
President & CEO Mar Cor Purification

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Historical P&L reveals success of growth programs 18 ($ in millions, except per share data) Fiscal Year Ending July 31, 2010 2011 2012 2013 2014 CAGR ‘10-’14 2Q’15 LTM4 Net Sales $274.0 $321.7 $386.5 $425.0 $488.7 16% $135.4 $523.7 Gross Profit Gross Margin $111.0 40.5% $122.8 38.2% $164.2 42.5% $183.5 43.2% $213.3 43.6% 18% $60.6 44.7% $230.6 44.0% EBITDAS1 $47.5 $47.1 $72.0 $84.4 $95.7 19% $25.5 $98.6 Op. Profit $32.7 $31.3 $52.1 $63.2 $70.9 21% $18.3 $71.8 Net Income $19.9 $20.4 $31.3 $39.2 $43.3 21% $11.1 $43.3 Diluted GAAP EPS2 $0.52 $0.52 $0.77 $0.95 $1.04 19% $0.27 $1.04 Diluted Non-GAAP EPS2,3 $0.60 $0.64 $0.90 $1.10 $1.24 20% $0.36 $1.31 1 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 2 Retroactively applies the 3:2 stock splits effective February 2012 and July 2013. 3 See appendix for GAAP to Non-GAAP reconciliation. 4 Last twelve months ended January 31, 2015.

Strong balance sheet & cash flow generation 19 ($ and shares in millions) Fiscal Year Ending July 31, 2007 2008 2009 2010 2011 2012 2013 2014 2Q'15 Total Assets $263.7 $279.2 $277.9 $280.7 $321.4 $434.8 $487.7 $536.1 $567.7 Current Ratio 2.1:1 2.2:1 2.3:1 2.3:1 2.6:1 2.4:1 2.5:1 2.5:1 2.9:1 Equity $155.1 $168.7 $187.1 $209.4 $234.3 $275.9 $321.1 $365.2 $380.4 Operating Cash Flow $6.0 $18.6 $31.0 $29.0 $28.2 $50.6 $51.5 $64.3 $61.61 Gross Debt / EBITDAS2 2.0x 1.8x 1.0x 0.4x 2.6x 1.3x 1.1x 0.8x 1.0x Net Debt / EBITDAS2 1.4x 1.3x 0.5x 0.0x 2.2x 0.8x 0.7x 0.5x 0.7x # of Diluted Shares3 36.4 37.0 37.3 38.2 39.0 40.8 41.2 41.5 41.6 1 For last twelve months ended January 31, 2015. 2 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 3 Retroactively reflects 3:2 stock splits effective February, 2012 and July, 2013.

5-Yr Strategic Plan: Double Sales & EPS from FY13 to FY18 Successfully completed year 1 of plan Continued investments in high-growth, high-margin product lines Focus on channel expansion including international and hospital markets Execute proven acquisition program to accelerate global growth Accelerate focus on operational excellence Ongoing investment in people 20

$524M NYSE specialty IP&C leader1 Strong, recession-buffered core business with high future growth prospects Excellent record with the FDA, EPA and global regulatory bodies Strong cash flow and balance sheet (0.7x leverage ratio) Included in the S&P SmallCap 600® Index Forbes Best Small Companies in America for past 3 years 73% 26 $0.10 recurring revenue and $98.6M in LTM EBITDAS1 successful acquisitions since 2000 per share annual dividend (4 increases in 4 years) 21 1 For last twelve months ended January 31, 2015.

appendix

GAAP to Non-GAAP EPS reconciliation 23 Fiscal Year Ending July 31, 2010 2011 2012 2013 2014 2Q'15 LTM4 GAAP EPS1 $0.52 $0.52 $0.77 $0.95 $1.04 $0.27 $1.04 + Intangible amortization $0.08 $0.10 $0.14 $0.16 $0.16 $0.05 $0.17 + Acquisition related items $0.00 $0.02 ($0.02) ($0.02) $0.02 $0.04 $0.09 + Other atypical items $0.00 $0.00 $0.01 $0.01 $0.01 $0.00 $0.01 Non-GAAP EPS1 $0.60 $0.64 $0.90 $1.10 $1.24 $0.36 $1.31 1 Retroactively applies the 3:2 stock splits effective February 2012 and July 2013. Note: The effect of rounding may create minor data variances

GAAP to Non-GAAP EPS disclosure 24 Non-GAAP financial measures contained herein supplement information previously reported in filings on Form 10-Q and Form 10-K as well as in presentations by Company management to investors, analysts and others for the last twelve months ended January 31, 2015 (the “LTM”), the second quarter of fiscal 2015 and the full fiscals 2014, 2013, 2012, 2011 and 2010. The information below will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended. Non-GAAP Financial Measures In evaluating our operating performance, we supplement the reporting of our financial information determined under accounting principles generally accepted in the United States (“GAAP”) with an internally derived non-GAAP financial measure, namely adjusted diluted earnings per share (“EPS”). This non-GAAP financial measure is an indicator of the Company’s performance that is not required by, or presented in accordance with, GAAP. It is presented with the intent of providing greater transparency to financial information used by us in our financial analysis and operational decision-making. We believe that this non-GAAP measure provides meaningful information to assist investors, shareholders and other readers of our presentations in making comparisons to our historical operating results and analyzing the underlying performance of our results of operations. This non-GAAP financial measure is not intended to be, and should not be, considered separately from, or as an alternative to, the most directly comparable GAAP financial measure. We define adjusted diluted EPS as diluted EPS adjusted to exclude amortization, acquisition related items, significant reorganization and restructuring charges, major tax events and other significant items management deems atypical or non-operating in nature. Intangible Amortization Amortization expense, which is excluded from adjusted diluted EPS for all periods presented below, is a non-cash expense related to intangibles that were primarily the result of business acquisitions. Our history of acquiring businesses has resulted in significant increases in amortization of intangible assets that reduced the Company’s net income. The removal of amortization from our overall operating performance helps in assessing our cash generated from operations including our return on invested capital, which we believe is an important analysis for measuring our ability to generate cash and invest in our continued growth.

GAAP to Non-GAAP EPS disclosure continued 25 Acquisition Related Items Since acquisition related items are atypical and often mask underlying operating performance, we excluded these amounts for purposes of calculating this non-GAAP financial measure to facilitate an evaluation of our current operating performance and a comparison to past operating performance. The adjustments of contingent consideration and other contingent liabilities are periodic adjustments to record such amounts at fair value at each balance sheet date. Given the subjective nature of the assumptions used in the determination of fair value calculations, fair value adjustments may potentially cause significant earnings volatility that are not representative of our operating results. Similarly, due diligence, integration, legal and other acquisition related costs associated with specific acquisitions, including acquisition accounting charges relating to recording acquired inventory and deferred revenue at fair market value, can be significant and also adversely impact our effective tax rate as certain costs are often not tax-deductible. For the LTM and the second quarter of fiscal 2015, acquisition related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal fees and other transaction costs associated with specific acquisitions, (iii) acquisition accounting charges for the amortization of the initial fair value adjustments of acquired inventory and deferred revenue and (iv) foreign currency losses relating to the funding of an international acquisition. For fiscal 2014, acquisition related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions and (ii) due diligence, integration, legal fees and other transaction costs associated with specific acquisitions. For fiscals 2013, 2012 and 2011, acquisition related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal fees and other transaction costs associated with specific acquisitions and (iii) acquisition accounting charges for the amortization of the initial fair value adjustment of acquired inventory. Significant acquisition related charges and other atypical costs were not incurred in our fiscal 2010. Other Atypical Items For the LTM and fiscal 2014, we made adjustments to diluted EPS to exclude costs associated with the retirement of our Chief Financial Officer to arrive at our non-GAAP financial measure. For fiscal 2013, we made an adjustment to diluted EPS to exclude atypical severance and recruiting costs to arrive at our non-GAAP financial measure. For fiscal 2012, we made adjustments to diluted EPS to exclude atypical severance and recruiting costs, as well as a loss relating to the impairment of our investment in a company that developed a patented and proprietary antimicrobial agent to arrive at our non-GAAP financial measure.